File No. 33-11351
                                             Rule 497(e)



                  STEIN ROE INVESTMENT TRUST
                  Stein Roe Midcap Growth Fund

      Supplement to Defined Contribution Plans Prospectus
                       Dated Feb. 25, 1999


Effective June 21, 1999 Arthur J. McQueen will take over as sole portfolio manager of Stein Roe Midcap Growth Fund. Mr. McQueen has been co-manager of the Fund since its inception in 1997. Mr. McQueen has been employed by Stein Roe as an analyst since 1987 and is currently a senior vice president. He received a B.S. degree from Villanova University and an M.B.A. degree from Wharton School of the University of Pennsylvania.

              This Supplement is Dated June 21, 1999